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                                                                  EXHIBIT 23.1



                         CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference in this registration statement on Form S-8 of Micrion Corporation to our report dated July 30, 1997 included in Micrion Corporation's 1997 Annual Report to Stockholders.


                                                         KPMG Peat Marwick LLP


Boston, Massachusetts
November 21, 1997